UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

              Investment Company Act file number       811-08050
                                                ------------------------

                           The Asia Tigers Fund, Inc.
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 200 Park Avenue
                               New York, NY 10166
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                          Simpson Thacher Bartlett LLP
                              425 Lexington Avenue
                               New York, NY 10017
         ---------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-667-4711
                                                           -------------

                    Date of fiscal year end: October 31, 2004
                                            -----------------

                   Date of reporting period: October 31, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                            THE ASIA TIGERS FUND,INC.



                                  Annual Report
                                October 31, 2004
























                            ADVANTAGE ADVISERS, INC.

THE ASIA TIGERS FUND, INC.

                                                               December 22, 2004


DEAR FUND SHAREHOLDER,

We are pleased to provide you with the audited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2004.

The Fund's net asset value ("NAV") closed at $10.98 on October 31, 2004. Together with the $0.07 per share dividend paid out on January 9, 2004, this represents an increase of 4.0% for the Fund's fiscal year. Excluding the dividend payment, the Fund's NAV increased 3.4% for the Fund's fiscal year. The Fund underperformed its benchmark, the MSCI Asia Free ex-Japan*, which increased 6.7% during the same 12 month period.

Asian equity markets faced plenty of challenges during the Fund's 12-month fiscal year ended October 31, 2004, but in the end managed to achieve a modest single-digit advance. Though nothing quite as frightening as the SARs epidemic emerged this year, we believe Asian markets faced numerous other challenges, including: 1) the U.S. Federal Reserve raising interest rates, 2) soaring commodity prices, including a near doubling of the oil price, 3) China's government taking steps to slow down its economy, and 4) numerous elections
(including the U.S. presidential) which raised political risk and created volatility within the region.

Moreover, as the current year winds down, most of these headwinds still remain in place. Hence, in our opinion it would not be unreasonable to expect Asia to see another challenging year in 2005. Nevertheless, we believe the region is expected to remain one of the fastest growing, most dynamic regions in the world over the next several years.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to call our toll-free number, 800-421-4777.

Sincerely,

/s/ Bryan McKigney

Bryan McKigney
Chairman, President and Director





* Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund's or any other investment technique will be effective under all market conditions.

THE ASIA TIGERS FUND, INC.


--------------------------------------------------------------------------------

FUNDAMENTAL PERIODIC REPURCHASE POLICY

The Fund has adopted the following fundamental policy regarding periodic repurchases:

     a) The Fund will make offers to repurchase its shares at quarterly intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time ("Offers"). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

     b) 14 days prior to the last Friday of each of the Fund's fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the "Repurchase Request Deadline") by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

     c) The date on which the repurchase price for shares is to be determined (the "Repurchase Pricing Date") shall occur no later than the last Friday of each of the Fund's fiscal quarters, or the next business day if such day is not a business day.

     d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note D to the Financial Statements.)

--------------------------------------------------------------------------------

                                                      THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Schedule of Investments


COMMON STOCKS (99.36% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  CHINA                                      5.55%
                  COAL                                       1.85%
  1,072,000       Yanzhou Coal Mining Company Limited ............         $   411,255       $ 1,411,722
                                                                           -----------       -----------
                  ENERGY SOURCES                             3.18%
     31,849       China Petroleum and Chemical Corporation ADR ...             837,670         1,222,046
     19,650       CNOOC Limited ADR ..............................             958,565         1,017,870
      3,625       PetroChina Company Limited ADR .................             197,576           190,748
                                                                           -----------       -----------
                                                                             1,993,811         2,430,664
                                                                           -----------       -----------
                  NON-FERROUS METALS                         0.52%
    744,280       Jiangxi Copper Company Limited+ ................             423,660           394,449
                                                                           -----------       -----------
                  TOTAL CHINA ....................................           2,828,726         4,236,835
                                                                           -----------       -----------
                  HONG KONG                                 21.59%
                  APPAREL/SHOES MANUFACTURING                0.57%
    173,600       Yue Yuen Industrial Holdings Limited ...........             308,659           436,041
                                                                           -----------       -----------
                  BANKING                                    2.58%
     86,002       Dah Sing Financial Group .......................             452,772           618,767
     53,200       Hang Seng Bank Limited .........................             548,066           707,429
     39,700       HSBC Holdings PLC ..............................             452,431           642,675
                                                                           -----------       -----------
                                                                             1,453,269         1,968,871
                                                                           -----------       -----------
                  COMPUTERS                                  0.89%
  2,398,000       Digital China Holdings Limited+ ................             767,385           677,802
                                                                           -----------       -----------
                  ELECTRICAL & ELECTRONICS                   0.82%
  1,090,000       China Resources Power Holdings Company
                    Limited ......................................             602,433           623,185
                                                                           -----------       -----------
                  FINANCIAL SERVICES                         0.67%
    226,000       Hong Kong Exchanges & Clearing Limited .........             420,335           513,940
                                                                           -----------       -----------
                  MULTI - INDUSTRY                           2.06%
    204,810       Hutchison Whampoa Limited ......................             925,682         1,572,243
                                                                           -----------       -----------
                  OIL & GAS                                  0.95%
  1,293,300       Xinao Gas Holdings Limited+ ....................             585,561           722,802
                                                                           -----------       -----------

THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Schedule of Investments (continued)


COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  HONG KONG (CONTINUED)
                  REAL ESTATE                                7.63%
    220,700       Cheung Kong Holdings Limited ...................         $ 1,764,735       $ 1,828,911
  1,668,135       China Vanke Company Limited ....................             604,555           863,708
  1,687,000       Far East Consortium International Limited ......             401,075           455,161
    212,000       Hopewell Holdings Limited ......................             148,468           456,227
    344,326       Kerry Properties Limited .......................             579,944           663,578
    129,300       Sun Hung Kai Properties Limited ................             938,594         1,196,084
    110,000       Wharf Holdings Limited .........................             302,467           361,796
                                                                           -----------       -----------
                                                                             4,739,838         5,825,465
                                                                           -----------       -----------
                  RETAIL FOOD CHAINS                         0.70%
    492,000       Cafe De Coral Holdings Limited .................             386,718           530,976
                                                                           -----------       -----------
                  RETAILING                                  1.59%
    227,500       Esprit Holdings Limited ........................             305,537         1,215,921
                                                                           -----------       -----------
                  TELECOMMUNICATIONS                         2.48%
    408,600       China Mobile (Hong Kong) Limited ...............           1,188,761         1,186,417
  2,186,000       China Telecom Corporation Limited ..............             700,460           702,136
                                                                           -----------       -----------
                                                                             1,889,221         1,888,553
                                                                           -----------       -----------
                  TRANSPORTATION - AIR                       0.65%
  1,384,000       Beijing Capital International Airport Company
                    Limited ......................................             503,268           497,880
                                                                           -----------       -----------
                  TOTAL HONG KONG                                           12,887,906        16,473,679
                                                                           -----------       -----------
                  INDIA                                      8.34%
                  BANKING                                    1.15%
     89,080       State Bank of India ............................             363,501           878,429
                                                                           -----------       -----------
                  ENERGY SOURCES                             1.10%
     71,808       Reliance Industries Limited ....................             213,173           837,747
                                                                           -----------       -----------
                  METALS - STEEL                             0.77%
     22,555       Hindalco Industries Limited ....................             654,924           590,214
                                                                           -----------       -----------

                                                      THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Schedule of Investments (continued)


COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  INDIA (CONTINUED)
                  PHARMACEUTICALS                            1.02%
     25,400       Lupin Limited ..................................         $   403,644       $   347,643
     17,589       Ranbaxy Laboratories Limited ...................             132,659           425,932
                                                                           -----------       -----------
                                                                               536,303           773,575
                                                                           -----------       -----------
                  TECHNOLOGY                                 2.93%
     42,046       Infosys Technologies Limited ...................           1,009,215         1,766,924
     56,900       Satyam Computer Services Limited ...............             447,148           469,160
                                                                           -----------       -----------
                                                                             1,456,363         2,236,084
                                                                           -----------       -----------
                  TEXTILES - COTTON                          0.32%
     43,500       Mahavir Spinning ...............................             207,572           243,558
                                                                           -----------       -----------
                  UTILITIES - ELECTRIC & GAS                 1.05%
     39,000       Bharat Heavy Electricals Limited ...............             330,552           537,265
    194,800       National Thermal Power Corporation Limited+ ....             266,232           266,232
                                                                           -----------       -----------
                                                                               596,784           803,497
                                                                           -----------       -----------
                  TOTAL INDIA ....................................           4,028,620         6,363,104
                                                                           -----------       -----------
                  INDONESIA                                  2.49%
                  BANKING                                    0.94%
  2,719,330       PT Bank Central Asia ...........................             549,862           717,186
                                                                           -----------       -----------
                  BEVERAGES & TOBACCO                        0.90%
  1,044,500       PT Hanjaya Mandala Sampoerna ...................             532,715           688,681
                                                                           -----------       -----------
                  TELECOMMUNICATIONS                         0.65%
  1,034,000       PT Telekomunikasi Indonesia ....................             477,495           494,275
                                                                           -----------       -----------
                  TOTAL INDONESIA ................................           1,560,072         1,900,142
                                                                           -----------       -----------
                  KOREA                                     26.32%
                  APPLIANCE & HOUSEHOLD DURABLES             9.15%
     17,781       Samsung Electronics Company Limited ............           3,940,563         6,980,571
                                                                           -----------       -----------
                  AUTOMOBILES                                1.18%
     10,860       Hyundai Motor Company ..........................             364,339           526,751
     39,990       Kia Motors .....................................             400,981           375,074
                                                                           -----------       -----------
                                                                               765,320           901,825
                                                                           -----------       -----------

THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Schedule of Investments (continued)


COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  KOREA (CONTINUED)
                  BANKING                                    3.24%
     43,081       Kookmin Bank+ ..................................         $   879,618       $ 1,439,240
     52,430       Shinhan Financial Group Company Limited ........             555,042         1,032,677
                                                                           -----------       -----------
                                                                             1,434,660         2,471,917
                                                                           -----------       -----------
                  CHEMICALS                                  1.53%
     11,912       LG Chem Limited ................................             447,095           445,836
     29,610       LG Petrochemical Company Limited ...............             723,896           719,421
                                                                           -----------       -----------
                                                                             1,170,991         1,165,257
                                                                           -----------       -----------
                  COMPUTERS                                  0.98%
      8,297       Samsung SDI Company Limited ....................             595,668           748,546
                                                                           -----------       -----------
                  CONSTRUCTION & HOUSING                     0.45%
     16,790       LG Engineering & Construction Corporation ......             232,357           340,449
                                                                           -----------       -----------
                  FOOD & HOUSEHOLD PRODUCTS                  0.74%
     10,210       CJ Corporation .................................             474,534           567,273
                                                                           -----------       -----------
                  FREIGHT & SHIPPING                         1.02%
     40,200       Hanjin Shipping Company, Limited ...............             657,990           773,836
                                                                           -----------       -----------
                  GAMING/CASINO                              0.76%
     52,216       Kangwon Land Incorporated ......................             670,261           583,028
                                                                           -----------       -----------
                  INSURANCE                                  0.66%
    115,820       LG Insurance Company Limited ...................             509,122           504,870
                                                                           -----------       -----------
                  METALS - STEEL                             2.11%
      8,560       POSCO ..........................................             988,204         1,280,750
      8,750       POSCO ADR ......................................             239,316           327,163
                                                                           -----------       -----------
                                                                             1,227,520         1,607,913
                                                                           -----------       -----------
                  NON-FERROUS METALS                         0.75%
     27,650       Korea Zinc Company .............................             551,961           568,066
                                                                           -----------       -----------
                  RETAILING                                  0.73%
      1,990       Shinsegae Company Limited ......................             558,276           559,937
                                                                           -----------       -----------

                                                      THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Schedule of Investments (continued)


COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  KOREA (CONTINUED)
                  SHIPPING & TRANSPORT                       0.55%
     28,540       Daewoo Shipbuilding & Marine Engineering
                    Company Limited ..............................         $   397,604       $   420,643
                                                                           -----------       -----------
                  TELECOMMUNICATIONS                         1.82%
      8,870       SK Telecom Company Limited .....................           1,621,965         1,390,518
                                                                           -----------       -----------
                  TRANSPORTATION - AIR                       0.00%
          5       Korean Air Company Limited+ ....................                  48                77
                                                                           -----------       -----------
                  UTILITIES - ELECTRIC & GAS                 0.65%
     24,080       Korea Electric Power Corporation ...............             433,537           497,947
                                                                           -----------       -----------
                  TOTAL KOREA ....................................          15,242,377        20,082,673
                                                                           -----------       -----------
                  MALAYSIA                                   4.91%
                  AGRICULTURE                                0.79%
    241,400       IOI Corporation ................................             371,052           603,500
                                                                           -----------       -----------
                  GAMING/CASINO                              0.83%
    253,500       Resorts World ..................................             579,794           637,085
                                                                           -----------       -----------
                  MULTI - INDUSTRY                           0.51%
    247,000       WTK Holdings ...................................             400,294           386,750
                                                                           -----------       -----------
                  OIL EQUIPMENT & SERVICES                   0.67%
  4,480,800       Dialog Group ...................................             537,469           512,934
                                                                           -----------       -----------
                  SHIPPING & TRANSPORT                       0.93%
    199,500       Malaysia International Shipping Corporation ....             455,085           708,750
                                                                           -----------       -----------
                  TELECOMMUNICATIONS                         1.18%
    219,650       Maxis Communications ...........................             288,735           497,103
    132,300       Telekom Malaysia ...............................             392,955           400,381
                                                                           -----------       -----------
                                                                               681,690           897,484
                                                                           -----------       -----------
                  TOTAL MALAYSIA .................................           3,025,384         3,746,503
                                                                           -----------       -----------

THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Schedule of Investments (continued)


COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  SINGAPORE                                 10.51%
                  BANKING                                    4.23%
    243,100       DBS Group Holdings Limited .....................         $ 1,634,677       $ 2,277,352
    117,756       United Overseas Bank Limited ...................             662,013           954,635
                                                                           -----------       -----------
                                                                             2,296,690         3,231,987
                                                                           -----------       -----------
                  COMPUTERS                                  0.74%
  1,401,000       Ges International Limited ......................             603,024           563,681
                                                                           -----------       -----------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        0.49%
     39,600       Venture Corporation Limited ....................             283,904           375,727
                                                                           -----------       -----------
                  FOOD & HOUSEHOLD PRODUCTS                  1.57%
    961,000       People's Food Holdings Limited .................             491,421           669,425
    537,000       Want Want Holdings Limited .....................             478,897           526,260
                                                                           -----------       -----------
                                                                               970,318         1,195,685
                                                                           -----------       -----------
                  REAL ESTATE                                0.62%
    434,500       Keppel Land Limited ............................             336,757           472,268
                                                                           -----------       -----------
                  SHIPPING & TRANSPORT                       0.30%
    322,000       Ezra Holdings Pte Limited ......................             231,448           228,170
                                                                           -----------       -----------
                  TELECOMMUNICATIONS                         1.37%
    718,714       Singapore Telecommunications Limited ...........             864,761         1,044,461
                                                                           -----------       -----------
                  TRANSPORTATION - AIR                       0.43%
     51,000       Singapore Airlines Limited .....................             306,553           327,699
                                                                           -----------       -----------
                  WATER TREATMENT                            0.76%
    420,500       Hyflux Limited .................................             252,312           578,259
                                                                           -----------       -----------
                  TOTAL SINGAPORE ................................           6,145,767         8,017,937
                                                                           -----------       -----------
                  TAIWAN                                    15.39%
                  BANKING                                    4.51%
  1,142,429       Chinatrust Financial Holding Company Limited ...             852,442         1,302,995
  1,269,816       SinoPac Holdings ...............................             436,074           722,242
  1,733,619       Taishin Financial Holdings Company Limited .....             714,533         1,416,788
                                                                           -----------       -----------
                                                                             2,003,049         3,442,025
                                                                           -----------       -----------

                                                      THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Schedule of Investments (continued)


COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  TAIWAN (CONTINUED)
                  BUILDING MATERIALS & COMPONENTS            0.64%
    904,000       Taiwan Cement Corporation ......................         $   505,868       $   489,819
                                                                           -----------       -----------
                  CHEMICALS                                  0.88%
    437,420       Formosa Plastic Corporation ....................             653,307           674,364
                                                                           -----------       -----------
                  COMPUTERS                                  0.54%
    440,000       Benq Corporation ...............................             494,302           413,591
                                                                           -----------       -----------
                  DATA PROCESSING & REPRODUCTION             0.40%
    337,963       Compal Electronics Incorporated ................             315,394           303,514
                                                                           -----------       -----------
                  ELECTRICAL & ELECTRONICS                   4.97%
    270,825       Delta Electronics Incorporated .................             317,806           409,420
    221,349       Hon Hai Precision Industry Company Limited .....             590,693           815,025
  1,956,871       Taiwan Semiconductor Manufacturing Company
                    Limited+ .....................................           4,028,625         2,565,812
                                                                           -----------       -----------
                                                                             4,937,124         3,790,257
                                                                           -----------       -----------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        2.13%
    500,669       Advantech Company Limited ......................             663,729         1,071,631
    903,617       Elan Microelectronics Corporation ..............             745,537           554,532
                                                                           -----------       -----------
                                                                             1,409,266         1,626,163
                                                                           -----------       -----------
                  METALS - STEEL                             0.60%
    149,200       Catcher Technology Company Limited .............             410,133           457,806
                                                                           -----------       -----------
                  TELECOMMUNICATIONS                         0.72%
    514,000       Far East Telecommunications Company Limited ....             507,399           549,313
                                                                           -----------       -----------
                  TOTAL TAIWAN ...................................          11,235,842        11,746,852
                                                                           -----------       -----------
                  THAILAND                                   4.26%
                  BUILDING MATERIALS & COMPONENTS            1.35%
    164,720       Siam Cement PLC - Foreign ......................             500,514         1,026,868
                                                                           -----------       -----------
                  COAL                                       0.24%
     51,700       BanPu Public Company Limited ...................             198,817           183,811
                                                                           -----------       -----------

THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Schedule of Investments (continued)


COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  THAILAND (CONTINUED)
                  ENTERTAINMENT                              0.40%
  1,077,000       Major Cineplex Group Public Company ............         $   371,948       $   306,852
                                                                           -----------       -----------
                  FOOD & HOUSEHOLD PRODUCTS                  0.00%
    124,940       Charoen Pokphand Foods PLC
                    Warrants - expiration date 07/21/05+ .........                   0             2,769
                                                                           -----------       -----------
                  MEDIA                                      0.45%
    758,394       United Broadcasting Corporation PLC+ ...........             299,386           345,354
                                                                           -----------       -----------
                  OIL & GAS                                  0.51%
     50,000       PTT Exploration and Production PLC .............             360,575           387,191
                                                                           -----------       -----------
                  REAL ESTATE                                0.51%
  1,593,000       Land and Houses PLC - Foreign ..................             355,253           387,921
                                                                           -----------       -----------
                  TELECOMMUNICATIONS                         0.80%
    268,200       Advanced Info Service PLC - Foreign ............             390,468           610,659
                                                                           -----------       -----------
                  TOTAL THAILAND .................................           2,476,961         3,251,425
                                                                           -----------       -----------

                  TOTAL COMMON STOCKS ............................         $59,431,655       $75,819,150
                                                                           -----------       -----------

                                                      THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Schedule of Investments (concluded)


PREFERRED STOCK (0.64% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  THAILAND                                   0.64%
                  BANKING                                    0.64%
    444,205       Siam Commercial Bank PLC - 5.25% Preferred+ ....         $   151,802       $   486,770
                                                                           -----------       -----------
                  TOTAL THAILAND .................................             151,802           486,770
                                                                           -----------       -----------

                  TOTAL PREFERRED STOCK ..........................         $   151,802       $   486,770
                                                                           -----------       -----------

                  TOTAL INVESTMENTS++ .......................100.0%        $59,583,457       $76,305,920
                                                                           ===========       ===========

REPURCHASE AGREEMENT

PRINCIPAL
AMOUNT            SECURITY                                                    COST              VALUE
--------------------------------------------------------------------------------------------------------

   $299,776       State Street Bank, 0.25%, dated                             $299,776          $299,776
                  10/29/04, due 11/1/04 proceeds
                  at maturity $299,782
                  (Collateralized by $260,000
                  FHLMC, 7%, due 3/10/2010,
                  Market Value $302,687)


This Schedule of Investments reflects each company's country of domicile. The companies may also be subject to the risks of other countries.

FOOTNOTES AND ABBREVIATIONS
                  ADR - American Depository Receipts
                  +  Non-income producing security.
                  ++ Aggregate cost for federal income tax purposes is $60,040,440.
                      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                         Excess of value over tax cost        $18,889,396
                         Excess of tax cost over value         (2,623,916)
                                                              -----------
                                                              $16,265,480
                                                              ===========


See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Statement of Assets and Liabilities

ASSETS
Investments, at value (Cost $59,583,457) ......................................................    $ 76,305,920
Repurchase agreement ..........................................................................         299,776
Cash denominated in foreign currency, at value (Cost $697,159) ................................         701,400
Receivables:
   Securities sold ............................................................................         406,572
   Dividends ..................................................................................          21,405
Prepaid expenses ..............................................................................           3,875
                                                                                                   ------------
                  TOTAL ASSETS ................................................................      77,738,948
                                                                                                   ------------
LIABILITIES
Due to Investment Manager .....................................................................          68,447
Due to Administrator ..........................................................................          14,125
Accrued expenses ..............................................................................         237,427
Deferred foreign withholding taxes payable ....................................................         389,801
                                                                                                   ------------
                  TOTAL LIABILITIES ...........................................................         709,800
                                                                                                   ------------
                  NET ASSETS ..................................................................    $ 77,029,148
                                                                                                   ============

                  NET ASSET VALUE PER SHARE
                  ($77,029,148/7,013,441 SHARES ISSUED AND OUTSTANDING) .......................    $      10.98
                                                                                                   ============
NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued
   (100,000,000 shares authorized) ............................................................    $     20,515
Paid-in capital ...............................................................................     277,297,012
Cost of 13,501,543 shares repurchased .........................................................    (118,021,511)
Accumulated net investment income .............................................................           8,244
Accumulated net realized loss on investments ..................................................     (98,613,148)
Net unrealized appreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies
   (net of deferred foreign withholding taxes of $389,801) ....................................      16,338,036
                                                                                                   ------------
                                                                                                   $ 77,029,148
                                                                                                   ============


See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.



                                                              FOR THE YEAR ENDED
Statement of Operations                                         OCTOBER 31, 2004

INVESTMENT INCOME
Dividends (Net of taxes withheld of $242,558) .................................................    $2,314,603
                                                                                                   ----------
                  TOTAL INVESTMENT INCOME .....................................................     2,314,603
                                                                                                   ----------
EXPENSES
Management fees ................................................   $876,666
Legal fees .....................................................    218,444
Administration fees ............................................    175,768
Custodian fees .................................................    133,999
Audit and tax fees .............................................    103,000
Printing .......................................................     81,500
Transfer agent fees ............................................     50,000
Insurance ......................................................     33,209
Directors' fees ................................................     32,789
NYSE fees ......................................................     23,841
ICI fees .......................................................      3,593
Miscellaneous ..................................................     13,999
                                                                   --------
                  TOTAL EXPENSES ..............................................................     1,746,808
                                                                                                   ----------
                  NET INVESTMENT INCOME .......................................................       567,795
                                                                                                   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY HOLDINGS AND TRANSLATION OF OTHER ASSETS AND LIABILITIES
DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss) from:
   Security transactions (net of capital gains tax of $563,197) ...............................     9,475,560
   Foreign currency related transactions ......................................................       (35,466)
                                                                                                   ----------
                                                                                                    9,440,094
Net change in unrealized depreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated  in foreign
   currencies (net of change in deferred foreign withholding taxes of $38,439) ................    (5,999,582)
                                                                                                   ----------
Net realized and unrealized gain on investments, foreign currency holdings
   and translation of other assets and liabilities denominated in foreign currencies ..........     3,440,512
                                                                                                   ----------
Net increase in net assets resulting from operations ..........................................    $4,008,307
                                                                                                   ==========


See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.



Statements of Changes in Net Assets

                                                                                  FOR THE YEAR       FOR THE YEAR
                                                                                     ENDED              ENDED
                                                                                OCTOBER 31, 2004   OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income ..........................................................   $    567,795      $    554,117
Net realized gain (loss) on investments and foreign currency
   related transactions ........................................................      9,440,094        (3,467,344)
Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of
   other assets and liabilities denominated in foreign currencies ..............     (5,999,582)       31,162,463
                                                                                   ------------      ------------
Net increase in net assets resulting from operations ...........................      4,008,307        28,249,236
                                                                                   ------------      ------------
DISTRIBUTION TO SHAREHOLDERS
Net investment income ($0.07 per share) ........................................       (602,747)               --
                                                                                   ------------      ------------
Decrease in net assets resulting from distributions ............................       (602,747)               --
                                                                                   ------------      ------------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer (including expenses of $8,108) ...........             --            (8,108)
Shares repurchased under Repurchase Offer (1,597,225 shares and
   4,513,348 shares, respectively) (net of repurchase fees of $358,879 and $755,383, respectively) (including expenses of $271,043 and
   $303,720, respectively) .....................................................    (17,856,056)      (37,199,391)
                                                                                   ------------      ------------
Net decrease in net assets resulting from capital share transactions ...........    (17,856,056)      (37,207,499)
                                                                                   ------------      ------------
Total decrease in net assets ...................................................    (14,450,496)       (8,958,263)

NET ASSETS
Beginning of year ..............................................................     91,479,644       100,437,907
                                                                                   ------------      ------------
End of year (including undistributed net investment income of
   $8,244 and $602,661, respectively) ..........................................   $ 77,029,148      $ 91,479,644
                                                                                   ============      ============





See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.



Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                              ENDED         ENDED         ENDED         ENDED         ENDED
                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                               2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .....    $10.62        $ 7.65         $6.89        $9.55         $11.02
                                              ------        ------         -----        -----         ------
Net investment income (loss) .............      0.07 3        0.05 3        0.01 3       0.03           0.32
Net realized and unrealized gains
   (losses) on investments,  foreign
   currency holdings, and translation of
   other assets and liabilities
   denominated in foreign currencies 2 ...      0.35          2.87          0.60        (2.42)         (1.86)
                                              ------        ------         -----        -----         ------
Net increase (decrease) from
   investment operations .................      0.42          2.92          0.61        (2.39)         (1.54)
                                              ------        ------         -----        -----         ------
Less Distributions:
Dividends from net investment
   income ................................     (0.07)           --            --        (0.29)         (0.07)
                                              ------        ------         -----        -----         ------
Total dividends and distributions ........     (0.07)           --            --        (0.29)         (0.07)
                                              ------        ------         -----        -----         ------
Capital share transactions
   Anti-dilutive effect of Tender Offer           --            --          0.14           --             --
   Anti-dilutive effect of Repurchase
      Offer ..............................      0.01          0.05          0.01           --             --
   Anti-dilutive effect of
     Share Repurchase Program ............        --            --            -- 4       0.02           0.14
                                              ------        ------         -----        -----         ------
Total capital share transactions .........      0.01          0.05          0.15         0.02           0.14
                                              ------        ------         -----        -----         ------
Net asset value, end of period ...........    $10.98        $10.62         $7.65        $6.89         $ 9.55
                                              ======        ======         =====        =====         ======
Per share market value, end of period ....    $10.02        $10.30         $6.77        $5.79         $ 7.13
TOTAL INVESTMENT RETURN BASED
   ON MARKET VALUE 1 .....................     (2.13)%       52.14%        16.93%      (15.62)%       (16.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s) ......   $77,029       $91,480      $100,438     $134,112       $188,204
Ratios of expenses to average net
   assets ................................      1.99%         1.95%         1.78%        1.58%          1.69%
Ratios of net investment income
   (loss) to average net assets ..........      0.65%         0.60%         0.06%        0.31%          2.50%
Portfolio turnover .......................     39.79%        33.10%        41.32%       28.98%         31.42%

See page 16 for footnotes.

THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

1 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Past performance is not a guarantee of future results.
2 Net of deferred foreign withholding taxes of less than $0.01, $0.03, less than $0.01, $0.06 and $0.03 per share for the years ended October 31, 2004, October 31, 2003, October 31, 2002, October 31, 2001 and October 31, 2000, respectively.
3    Based on average shares outstanding throughout the period.
4    Less than $0.01 per share.















See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Notes to Financial Statements

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

     (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,
     (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and
     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

REPURCHASE AGREEMENT. The Fund enters into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income

THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2004
Notes to Financial Statements (continued)

receivable from foreign securities is evaluated periodically,  and any resulting
allowances   for   uncollectible   amounts  are   reflected   currently  in  the
determination of investment income.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles ("GAAP").


At October 31, 2004, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Book and tax ordinary income .........................................                      $       8,244
                                                                                            -------------
Tax basis capital loss carryover .....................................     $(98,156,161)
Plus/less: cumulative timing differences - wash sales ................         (456,987)
                                                                           ------------
Book basis accumulated capital loss ..................................                        (98,613,148)
                                                                                            -------------
Book unrealized foreign exchange loss ................................                              1,129
                                                                                            -------------
Book unrealized appreciation on foreign currencies ...................                              4,241
                                                                                            -------------
Tax basis unrealized appreciation ....................................       16,265,480
Plus/less: cumulative timing differences - wash sales ................          456,987
                                                                           ------------
Book basis unrealized appreciation ...................................                         16,722,467
Deferred foreign withholding tax .....................................                           (389,801)
                                                                                            -------------
Net assets (excluding paid in capital) ...............................                      $ (82,266,868)
                                                                                            =============

The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales and deferred foreign withholding tax.


Net asset value ........................................................................    $  77,029,148
Paid in capital ........................................................................     (159,296,016)
                                                                                            -------------
Net assets (excluding paid in capital) .................................................    $ (82,266,868)
                                                                                            =============

At October 31, 2004, the Fund had a net capital loss carryover of $98,156,161, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $82,941,572 will expire in the year 2006, $8,437,899 will expire in the year 2009, $3,353,570 will expire in 2010 and $3,423,120 will expire in 2011. To the extent that capital gains are so offset, such gains will not be distributed. During the year ended October 31, 2004, the Fund utilized capital loss carryforwards amounting to $9,462,819.

                                                      THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Notes to Financial Statements (continued)


The tax character of dividends and distributions declared during the years ended October 31, 2004 and 2003 were as follows:

                               2004          2003

      Ordinary Income          $602,747      $   0
                               --------      -----
      Total                    $602,747      $   0
                               ========      =====

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Notes to Financial Statements (continued)


Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 2004, the Fund reclassified $598,663 from accumulated net realized loss on investments to undistributed net investment income and paid in capital as a result of permanent book and tax differences primarily relating to net realized foreign currency losses and of capital gains tax. Net investment income and net assets were not affected by the reclassification.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES ANDDIRECTORS

Advantage Advisers, Inc. ("Advantage"), a subsidiary of Oppenheimer Asset Management Inc. ("OAM") and an affiliate of Oppenheimer & Co. Inc. ("Oppenheimer"), serves as the Fund's Investment Manager under the terms of a management agreement dated June 5, 2003 (the "Management Agreement"). Prior to September 2003, Oppenheimer was called Fahnestock & Co. Inc. Pursuant to the Management Agreement, the Investment Manager manages the Fund's investment portfolio. For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets. For the year ended October 31, 2004, these fees amounted to $876,666.

Oppenheimer, a registered investment advisor and an indirect wholly-owned subsidiary of Oppenheimer Holdings Inc., serves as the Fund's administrator (the "Administrator") pursuant to an administration agreement dated June 5, 2003. Prior to September 2003, Oppenheimer Holdings Inc. was called Fahnestock Viner Holdings Inc. The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 2004, these fees amounted to $175,768. Prior to June 5, 2003, the Fund's administrator was CIBC World Markets Corp.

On January 3, 2003, Oppenheimer acquired the U.S. brokerage business of CIBC World Markets Corp. ("CIBC WM"). Oppenheimer also acquired CIBC WM's U.S. asset management business. The acquisition was completed on June 4, 2003. In connection with the June 4, 2003 acquisition, a new investment management agreement dated June 5, 2003 was executed, having been previously approved by the Board of Directors of the Fund, including a majority of the independent Directors at a special meeting held on January 17, 2003 and by the stockholders of the Fund at the Fund's February 28, 2003 annual meeting of stockholders, as required by the 1940 Act.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the independent directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

                                                      THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Notes to Financial Statements (continued)

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $34,256,870 and $52,461,538, respectively, for the year ended October 31, 2004.

NOTE D: QUARTERLY REPURCHASE OFFERS

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each quarterly offer, and will be between 5% and 25% of the Fund's then outstanding shares.

During the year ended October 31, 2004, the results of the four quarterly repurchase offers were as follows:

                                          REPURCHASE          REPURCHASE         REPURCHASE          REPURCHASE
                                           OFFER #5            OFFER #6           OFFER #7            OFFER #8
-----------------------------------------------------------------------------------------------------------------------
 Commencement Date                     December 26, 2003    March 26, 2004     June 25, 2004      September 24, 2004
-----------------------------------------------------------------------------------------------------------------------
 Expiration Date                       January 16, 2004     April 16, 2004     July 16, 2004      October 15, 2004
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Offer Date                 January 23, 2004     April 23, 2004     July 23, 2004      October 22, 2004
-----------------------------------------------------------------------------------------------------------------------
 % of Issued and Outstanding Shares
 of Common Stock                       5%                   5%                 5%                 5%
-----------------------------------------------------------------------------------------------------------------------
 Shares Validly Tendered               1,459,130.6002       2,609,905.2003     2,552,812.2062     2,478,511.6639
-----------------------------------------------------------------------------------------------------------------------
 Final Pro-ration Odd Lot Shares       10,744.1907          47,448.4154        140,434.0191       31,206.4261
-----------------------------------------------------------------------------------------------------------------------
 Final Pro-ration Non-Odd
 Lot Shares                            419,789.0000         361,558.2056       248,122.2819       337,922.0000
-----------------------------------------------------------------------------------------------------------------------
 % of Non-Odd Lot Shares Accepted      28.96825%            13.93511%          10.28540%          13.80784%
-----------------------------------------------------------------------------------------------------------------------
 Shares Accepted for Tender            430,533              409,007            388,556            369,128
-----------------------------------------------------------------------------------------------------------------------
 Net Asset Value as of Repurchase
 Offer Date ($)                        11.86                12.03              10.05              10.87
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Fee per Share ($)          0.2372               0.2406             0.2010             0.2174
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Offer Price ($)            11.6228              11.7894            9.8490             10.6526
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Fee ($)                    102,123              98,407             78,100             80,249
-----------------------------------------------------------------------------------------------------------------------
 Expenses ($)                          93,229               106,490            59,045             12,279
-----------------------------------------------------------------------------------------------------------------------
 Total Cost ($)                        5,097,231            4,928,432          3,885,936          3,944,456
-----------------------------------------------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2004
Notes to Financial Statements (continued)

During the year ended October 31, 2003, the results of the four quarterly repurchase offers were as follows:

                                          REPURCHASE          REPURCHASE         REPURCHASE          REPURCHASE
                                           OFFER #1            OFFER #2           OFFER #3            OFFER #4
-----------------------------------------------------------------------------------------------------------------------
 Commencement Date                     December 20, 2002    March 14, 2003     June 20, 2003      September 26, 2003
-----------------------------------------------------------------------------------------------------------------------
 Expiration Date                       January 17, 2003     April 11, 2003     July 11, 2003      October 17, 2003
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Offer Date                 January 31, 2003     April 25, 2003     July 25, 2003      October 24, 2003
-----------------------------------------------------------------------------------------------------------------------
 % of Issued and Outstanding Shares
 of Common Stock                       10%                  10%                10%                10%
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Fee                        2%                   2%                 2%                 2%
-----------------------------------------------------------------------------------------------------------------------
 Shares Validly Tendered               8,616,672.8056       7,549,181.0853     6,050,576.6490     4,434,410.9331
-----------------------------------------------------------------------------------------------------------------------
 Final Pro-ration Odd Lot Shares       82,446.8942          70,758.5097        46,426.3280        73,149.0000
-----------------------------------------------------------------------------------------------------------------------
 Final Pro-ration Non-Odd
 Lot Shares                            1,229,954.5408       7,478,423.0000     6,070,023.3210     4,360,552.9331
-----------------------------------------------------------------------------------------------------------------------
 % of Non-Odd Lot Shares Accepted      14.41204%            14.8481%           16.7482%           20.26329%
-----------------------------------------------------------------------------------------------------------------------
 Shares Accepted for Tender            1,312,402            1,181,161          1,063,045          956,740
-----------------------------------------------------------------------------------------------------------------------
 Net Asset Value as of Repurchase
 Offer Date ($)                        7.65                 6.90               9.01               10.33
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Fee per Share ($)          0.153                0.14               0.1802             0.2066
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Offer Price ($)            7.497                6.76               8.8298             10.1234
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Fee ($)                    200,797              165,363            191,561            197,662
-----------------------------------------------------------------------------------------------------------------------
 Expenses ($)                          75,843               140,062            51,438             36,377
-----------------------------------------------------------------------------------------------------------------------
 Total Cost ($)                        9,914,921            8,124,713          9,437,913          9,721,844
-----------------------------------------------------------------------------------------------------------------------

NOTE E: OTHER

At October 31, 2004, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of

                                                      THE ASIA TIGERS FUND, INC.



                                                                OCTOBER 31, 2004
Notes to Financial Statements (concluded)

political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

THE ASIA TIGERS FUND, INC.



Report of Independent Registered Public
Accounting Firm


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF THE ASIA TIGERS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
300 Madison Avenue
New York, New York
December 22, 2004

                                                      THE ASIA TIGERS FUND, INC.



Results of Annual Meeting of Stockholders


ANNUAL MEETING

The Fund held its Annual Meeting of Stockholders on February 27, 2004. At the meeting, stockholders elected the nominee proposed for election to the Fund's Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I.  ELECTION OF A DIRECTOR

                                                                    NON-VOTING      TOTAL VOTING AND
         NOMINEE                    VOTES FOR    VOTES WITHHELD       SHARES        NON-VOTING SHARES
         -------                    ---------    --------------     ----------      -----------------
         Lawrence K. Becker         5,111,151       19,579           3,049,402          8,180,132
         Bryan McKigney             5,106,737       23,993           3,049,402          8,180,132

At October 31, 2004, in addition to Lawrence K. Becker and Bryan McKigney, the other directors of the Fund were as follows:

         Leslie H. Gelb
         Luis F. Rubio
         Jeswald W. Salacuse

THE ASIA TIGERS FUND, INC.



INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)

The business and affairs of The Asia Tigers Fund, Inc. (the "Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 421-4777.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                   TERM OF                                        OVERSEEN BY           OTHER
                                   POSITION      OFFICE AND                                        DIRECTOR         TRUSTEESHIPS/
                                     WITH         LENGTH OF          PRINCIPAL OCCUPATION(S)      (INCLUDING        DIRECTORSHIPS
  NAME, ADDRESS AND AGE              FUND 1     TIME SERVED 1          DURING PAST 5 YEARS         THE FUND)       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                   DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Lawrence K. Becker            Director,       Since 2003       Treasurer of the France Growth        11           None
                                Member of the                    Fund, Inc. (February 2004-
  8039 Harbor View Terrace      Audit and                        Present);  Private Investor, Real
  Brooklyn, NY 11209            Nominating                       Estate Investment Management
                                Committees,                      (July 2003-Present); Vice
  Age: 49                       Class III                        President - Controller/Treasurer,
                                                                 National Financial Partners
                                                                 (2000-2003); Managing Director -
                                                                 Controller/Treasurer, Oppenheimer
                                                                 Capital - PIMCO (1981-2000).
------------------------------------------------------------------------------------------------------------------------------------
  Leslie H. Gelb                Director and    Since 1994       President Emeritus, The Council        2           Britannica.com;
                                Member of the                    on Foreign Relations (2003-                        Director of 31
  The Council on Foreign        Audit and                        Present); President, The Council                   registered
  Relations                     Nominating                       on Foreign Relations (1993-2003);                  investment
  58 East 68th Street           Committees,                      Columnist (1991-1993), Deputy                      companies
  New York, NY 10021            Class I                          Editorial Page Editor (1985-1990)                  advised by
                                                                 and Editor, Op-Ed Page (1988-                      Salomon Brothers
  Age: 67                                                        1990), THE NEW YORK TIMES.                         Asset Management
                                                                                                                    ("SBAM").
------------------------------------------------------------------------------------------------------------------------------------
  Luis F. Rubio                 Director and    Since 1999       President, Centro de                  11           None
                                Member of the                    Investigacion para el Desarrollo,
  Jaime Balmes No. 11, D-2      Audit and                        A.C. (Center of Research for
  Los Morales Polanco           Nominating                       Development) (2002-Present);
  Mexico, D.F. 11510            Committees,                      Director General, Centro de
                                Class I                          Investigacion para el Desarrollo,
  Age: 49                                                        A.C. (Center of Research for
                                                                 Development) (1984-2002);
                                                                 frequent contributor of op-ed
                                                                 pieces to THE LOS ANGELES TIMES
                                                                 and THE WALL STREET JOURNAL.
------------------------------------------------------------------------------------------------------------------------------------
  Jeswald W. Salacuse           Director,       Since 1993       Henry J. Braker Professor of           2           Director of 31
                                Member of                        Commercial Law, The Fletcher                       registered
  The Fletcher School of        Audit Committee                  School of Law & Diplomacy                          investment
  Law & Diplomacy               and Chairman of                  (1986-Present); Dean, The                          companies
  Packard Avenue at Tufts       Nominating                       Fletcher School of Law &                           advised by SBAM.
  University,                   Committee,                       Diplomacy, Tufts University
  Medford, MA 02155             Class II                         (1986-1994).

  Age: 67
------------------------------------------------------------------------------------------------------------------------------------

26


                                                      THE ASIA TIGERS FUND, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                   TERM OF                                        OVERSEEN BY           OTHER
                                   POSITION      OFFICE AND                                        DIRECTOR         TRUSTEESHIPS/
                                     WITH         LENGTH OF          PRINCIPAL OCCUPATION(S)      (INCLUDING        DIRECTORSHIPS
  NAME, ADDRESS AND AGE              FUND 1     TIME SERVED 1          DURING PAST 5 YEARS         THE FUND)       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Bryan McKigney                President,      Since 1999       Managing Director, Oppenheimer         2           None
                                Director and                     Asset Management (June 2003-
  90 Broad Street               Chairman of                      Present); Managing Director
  New York, NY 10004            the Board                        (2000-June 2003) and Executive
                                                                 Director (1993-2000), CIBC World
  Age: 46                                                        Markets Corp.; Managing Director,
                                                                 CIBC Oppenheimer Advisers, L.L.C.
                                                                 and Advantage; President of The
                                                                 India Fund, Inc.; and formerly,
                                                                 Vice President and Division
                                                                 Executive, Head of Derivative
                                                                 Operations (1986-1993).
------------------------------------------------------------------------------------------------------------------------------------
                                           EXECUTIVE OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Alan E. Kaye                  Treasurer       Since 1999       Senior Vice President,                None         None
                                                                 Oppenheimer Asset Management
  90 Broad Street                                                since June 2003 and Executive
  New York, NY 10004                                             Director (1995-June 2003), CIBC
                                                                 World Markets Corp.; formerly,
  Age: 53                                                        Vice President, Oppenheimer &
                                                                 Co., Inc. (1986-1994).
------------------------------------------------------------------------------------------------------------------------------------
  Deborah Kaback                Secretary       Since 2003       Senior Vice President and Senior      None         None
                                                                 Counsel, Oppenheimer Asset
  200 Park Avenue                                                Management Inc. since June 2003;
  24th Floor                                                     Executive Director, CIBC World
  New York, NY 10166                                             Markets Corp. (August 2001-June
                                                                 2003); Vice President and Senior
  Age: 53                                                        Counsel, Oppenheimer Funds Inc.
                                                                 (November 1999-August 2001);
                                                                 Senior  Vice President,
                                                                 Oppenheimer  Capital (April 1989-
                                                                 November 1999).
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund's Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2005, year 2006, and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund will pass through foreign source income of $9,269,227 and foreign taxes paid of $766,557.

For taxable non-corporate shareholders, 100% of the Fund's income represents qualified dividend income subject to the 15% rate category.

THE ASIA TIGERS FUND, INC.



Dividends and Distributions


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market

                                                      THE ASIA TIGERS FUND, INC.

purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with

THE ASIA TIGERS FUND, INC.



Dividends and Distributions (concluded)


applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts, 43027.

                                PRIVACY POLICY OF
                            ADVANTAGE ADVISERS, INC.
                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

--------------------------------------------------------------------------------

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

                                PRIVACY POLICY OF
                            ADVANTAGE ADVISERS, INC.
                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

--------------------------------------------------------------------------------

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.


May 2003

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

THE ASIA TIGERS FUND, INC.

INVESTMENT MANAGER:
Advantage Advisers, Inc., a subsidiary of Oppenheimer Asset Management Inc.

ADMINISTRATOR:
Oppenheimer & Co. Inc.

SUB-ADMINISTRATOR:
PFPC Inc.

TRANSFER AGENT:
PFPC Inc.

CUSTODIAN:
State Street Corporation


The Fund has adopted the Investment
Manager's proxy voting policies and
procedures to govern the voting of
proxies relating to its voting securities.
You may obtain a copy of these proxy
voting procedures, without charge, by
calling (800) 421-4777 and by visiting
the Securities and Exchange Commission's website at www.sec.gov.


The Fund files its complete schedule of
portfolio holdings wih the Securities
and Exchange Commission for the first
and third quarters of its fiscal year
on Form N-Q. You may obtain a copy of
these filings by visiting the Securities and Exchange Commission's website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330.


This report is sent to shareholders of
the Fund for their information. It is
not a Prospectus, circular or
representation intended for use in the
purchase or sale of shares of the Fund
or of any securities mentioned in this
report.


ITEM 2. CODE OF ETHICS.

     (a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the "Code of Ethics") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments during the period covered by this report to any provisions of the Code of Ethics.

     (c) The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

     (d)  Not Applicable.

     (e)  Not Applicable.

     (f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Code of Ethics to any person without charge upon request to the registrant at its address at 200 Park Avenue, New York, NY 10166.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is "independent." Mr. Becker was elected as non-interested Director of the audit committee at a meeting of the board of directors held on October 23, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $65,300 for 2003 and $68,500 for 2004.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,836.36 for 2003 and $0 for 2004 related to documentation of disclosure.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $36,711 for 2003 and $34,645 for 2004

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.


                           THE ASIA TIGERS FUND, INC.

                              THE INDIA FUND, INC.

                      AUDIT COMMITTEE PRE-APPROVAL POLICIES

                         As adopted on October 26, 2004

         The Audit Committee (the "Committee") of each of The Asia Tigers Fund, Inc. and The India Fund, Inc. (each, a "Fund") must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit (including audit-related) services, as required by law. In evaluating a proposed engagement by the Fund's independent accountants, the Committee will evaluate the effect that the engagement might reasonably be expected to have on the accountant's independence. That evaluation will be based on several factors, including:

          o a review of the nature of the professional services expected to be provided;

          o the fees to be charged in connection with the services expected to be provided;

          o a review of the safeguards put into place by the accounting firm to safeguard independence; and

          o    periodic meetings with the accounting firm.


I.   POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND
     ------------------------------------------------------------------

     On an annual basis, the Fund's Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit services that may be performed by the Fund's independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this policy. The term of any pre-approval is twelve months from the date of pre-approval, unless the Committee specifically provides otherwise. The Committee may modify any pre-approval at its discretion. Fee levels for all services pre-approved under this policy will be established annually by the Committee.

     In addition to the Committee's pre-approval of services pursuant to this policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will independently confirm that the accounting firm's engagement will not adversely affect the firm's independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission (the "SEC").

     A.   AUDIT SERVICES

     The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

          o annual Fund financial statement audits (including applicable internal control reports);

          o    seed audits (related to new product filings, as required);

          o    semiannual financial statement reviews (if applicable); and

          o SEC and regulatory filings and consents issued in connection with any of the above;

     B.   AUDIT-RELATED SERVICES

     The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm's independence:

          o    accounting consultations;

          o    Fund merger support services;

          o    agreed-upon procedure reports;

          o    attestation reports;

          o SEC and regulatory filings and consents issued in connection with filings previously authorized by the Board of Directors;

          o    comfort letters; and

          o internal control reports (other than issued pursuant to annual Fund financial statement audits).

     Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended (the "Investment Company Act"), to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

     C.   TAX SERVICES

     The following categories of tax and tax compliance services are considered to be consistent with the role of the Fund's independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm's independence:

          o federal, state and local income tax compliance as well as sales and use tax compliance;

          o    timely "regulated investment company" qualification reviews;

          o    tax distribution analysis and planning;

          o    tax authority examination services;

          o    tax appeals support services;

          o    accounting methods studies;

          o    Fund merger support services; and

          o    other tax consulting services and related projects.

     Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

     C.   PROSCRIBED SERVICES

     The Fund's independent accountants will not render services in the following categories of non-audit services:

          o bookkeeping or other services related to the accounting records or financial statements of the Fund;

          o    financial information systems design and implementation;

          o appraisal or valuation services, fairness opinions or contribution-in-kind reports;

          o    actuarial services;

          o    internal audit outsourcing services;

          o    management functions or human resources;

          o    broker/dealer, investment adviser or investment banking services;

          o    legal and other expert services unrelated to the audit; and

          o any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

II.  PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE
     ------------------------------------------------------------------------
     INVESTMENT COMPANY COMPLEX
     --------------------------

     The Committee will pre-approve annually any permitted non-audit services to be provided to Advantage Advisers, Inc. or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the " Investment Manager") and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Funds), provided that, in each case, the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the "Service Affiliates"). Individual projects that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

     The Committee will also receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to the Service Affiliates.

III. DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
     -------------------------------------------------------------------------

     With respect to the provision of permitted non-audit services to a Fund or Service Affiliates, the pre-approval requirement is waived if each of the following requirements is met:

     (1) The aggregate amount of all non-approved permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which such services are provided and (ii) with respect to such services provided to Service Affiliates, five percent (5%) of the total amount of revenues paid to the Fund's independent accountant by the Fund and the Service Affiliates during the fiscal year in which such services are provided;

     (2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

     (3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated). Any approval by the Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $40,000 for 2003 and $50,000 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio, and Jeswald W. Salacuse.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                            ADVANTAGE ADVISERS, INC.

                               PROXY VOTING MANUAL

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----


INTRODUCTION...................................................................1

CHAPTER 1  BOARD OF DIRECTORS..................................................2
         Voting on Director Nominees In Uncontested Elections..................3
         Chairman and CEO are the same person..................................4
         Independence of Directors.............................................5
         Stock Ownership Requirements..........................................6
         Charitable Contributions..............................................7
         Director and Officer Indemnification And Liability Protection.........8
         Size of the Board....................................................10
         Voting on Director Nominees in Contested Elections...................11
         Term Of Office.......................................................12
         Compensation Disclosure..............................................13

CHAPTER 2  AUDITORS...........................................................14
         Ratifying Auditors...................................................15

CHAPTER 3  TENDER OFFER DEFENSES..............................................16
         Poison Pills.........................................................17
         Greenmail............................................................18
         Supermajority Vote...................................................19

CHAPTER 4  MERGERS AND CORPORATE RESTRUCTURING................................20
         Changing Corporate Name..............................................21
         Reincorporation......................................................22

CHAPTER 5  PROXY CONTEST DEFENSES.............................................23
         Board Structure:  Staggered vs. Annual Elections.....................24
         Cumulative Voting....................................................25
         Shareholders' Ability to Call Special Meeting........................26
         Shareholders' Ability to Alter Size of the Board.....................27

CHAPTER 6  MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS......................28
         Confidential Voting..................................................29
         Shareholder Advisory Committees......................................30
         Foreign Corporate Matters............................................31

         Government Service List..............................................32

CHAPTER 7  SOCIAL AND ENVIRONMENTAL ISSUES....................................33
         Energy and Environmental Issues (CERES Principles)...................34
         Northern Ireland (MacBride Principles)...............................35
         Maquiladora Standards and International Operations and Policies......36
         Equal Employment Opportunity And Discrimination......................37
         Animal Rights........................................................38

CHAPTER 8  CAPITAL STRUCTURE..................................................39
         Common Stock Authorization...........................................40
         Blank Check Preferred Stock..........................................41
         Preemptive Rights....................................................42
         Stock Distributions:  Splits and Dividends...........................43
         Stock Splits.........................................................43
         Reverse Stock Splits.................................................44
         Adjustments to Par Value of Common Stock.............................45
         Debt Restructurings..................................................46

CHAPTER 9  EXECUTIVE AND DIRECTOR COMPENSATION................................47
         Director Compensation................................................48
         Shareholder Proposal to Limit Executive and Director Pay.............49
         Employee Stock Ownership Plans (ESOPs)...............................50
         Options Expensing....................................................51
         Golden Parachutes....................................................52
         Proposal to Ban Golden Parachutes....................................53
         Outside Directors' Retirement Compensation...........................54

CHAPTER 10  STATE OF INCORPORATION............................................55
         Control Share Acquisition Statutes...................................56
         Opt-Out of State Takeover Statutes...................................57
         Corporate Restructuring, Spin-Offs Asset Sales, Liquidations.........58

CHAPTER 11  CONFLICTS OF INTEREST.............................................59
         Conflicts............................................................60

CHAPTER 12  GOVERNANCE COMMITTEE AND PROXY MANAGERS...........................62
         Governance Committee.................................................63
         Proxy Managers.......................................................64

CHAPTER 13  SPECIAL ISSUES WITH VOTING FOREIGN PROXIES........................65
         Special Issues with Voting Foreign Proxies...........................66

CHAPTER 14  RECORD KEEPING....................................................67
         Record Keeping.......................................................68

                                  INTRODUCTION
                                  ------------

Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, Inc., (the "Adviser") is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

When the Adviser has investment discretion over a client's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

                                    CHAPTER 1

                               BOARD OF DIRECTORS

                           VOTING ON DIRECTOR NOMINEES
                           ---------------------------
                            IN UNCONTESTED ELECTIONS
                            ------------------------

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

     a) Company performance
     b) Composition of the board and key board committees
     c) Attendance at board meetings
     d) Corporate governance provisions and takeover activity

We may also consider:

     a) Board decisions concerning executive compensation
     b) Number of other board seats held by the nominee
     c) Interlocking directorships

VOTE RECOMMENDATION

                                       It is our policy to vote IN FAVOR of the candidates proposed by the board.

We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

                      CHAIRMAN AND CEO ARE THE SAME PERSON
                      ------------------------------------

         Shareholders may propose that different persons hold the positions of the chairman and the CEO.

         We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

                            INDEPENDENCE OF DIRECTORS
                            -------------------------

         Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.


VOTE RECOMMENDATION

                                   It is our policy to vote FOR proposals
                                   requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

                          STOCK OWNERSHIP REQUIREMENTS
                          ----------------------------

         Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.


VOTE RECOMMENDATION

                                          Vote AGAINST proposals that require
                                          director stock ownership.

                            CHARITABLE CONTRIBUTIONS
                            ------------------------

         Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.


VOTE RECOMMENDATION

                                         (Shareholders Proposals)
                                         Vote AGAINST proposals regarding
                                         charitable contribution.

         Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

                      DIRECTOR AND OFFICER INDEMNIFICATION
                      ------------------------------------
                            AND LIABILITY PROTECTION
                            ------------------------

These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

VOTE RECOMMENDATION

                                 Vote AGAINST proposals that eliminate
                                 entirely director and officers' liability for monetary damages for violating the duty of care.

                                 Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

                                 Vote FOR only those proposals providing
                                 such expanded coverage in cases when a
                                 director's or officer's legal defense was unsuccessful if: a) the director was found to have acted in good faith, and
                                 b) only if the director's legal expenses would be covered.

The following factors should be considered:

     1. The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

     2. Attracting and retaining the most qualified directors enhances shareholder value.

                                SIZE OF THE BOARD
                                -----------------

         Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.

VOTE RECOMMENDATION

                                   Vote FOR the board's recommendation to
                                   increase or decrease the size of the board.

The following factors should be considered:

     1. These proposals may aim at reducing or increasing the influence of certain groups of individuals.

     2. This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

               VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS
               --------------------------------------------------

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

     1.   management's track record

     2.   background to the proxy contest

     3.   qualifications of director nominees

                                 TERM OF OFFICE
                                 --------------

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

VOTE RECOMMENDATION

                                       Vote AGAINST shareholder proposals to
                                       limit the tenure of outside directors.

The following factors should be considered:

1. An experienced director should not be disqualified because he or she has served a certain number of years.

2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

                             COMPENSATION DISCLOSURE
                             -----------------------

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

VOTE RECOMMENDATION

                                  (shareholders policy)
                                  Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.

The following factors should be considered:

     1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

     2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

     3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

                                    CHAPTER 2

                                    AUDITORS

                               RATIFYING AUDITORS
                               ------------------

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

VOTE RECOMMENDATION

                                       Vote FOR proposal to ratify auditors.

The following factors should be considered:

     1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

     2. Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

     3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

                                    CHAPTER 3

                              TENDER OFFER DEFENSES

                                  POISON PILLS
                                  ------------

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

VOTE RECOMMENDATION

                                   Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

                                   Vote on a CASE-BY-CASE basis regarding
                                   shareholder proposals to redeem a company's poison pill.

                                   Vote on a CASE-BY-CASE basis regarding
                                   management proposals to ratify a poison
                                   pill.

                                    GREENMAIL
                                    ---------

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

VOTE RECOMMENDATION

                                  Vote FOR proposals to adopt anti
                                  Greenmail or bylaw amendments or
                                  otherwise restrict a company's ability to make Greenmail payments

                                  Vote on a CASE-BY-CASE basis regarding
                                  anti-Greenmail proposals when they are
                                  bundled with other charter or bylaw
                                  amendments.

The following factors should be considered:

     1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

                               SUPERMAJORITY VOTE
                               ------------------

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

VOTE RECOMMENDATIONS

                                        Vote AGAINST management proposals to
                                        require a Supermajority shareholder
                                        vote to approve mergers and other
                                        significant business combinations.


                                        Vote FOR shareholder proposals to lower
                                        Supermajority vote requirements for
                                        mergers and other significant business
                                        combinations.

The following factors should be considered:

     1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

     2.   Supermajority vote may make action all but impossible.

     3. Supermajority requirements are counter to the principle of majority rule.

                                    CHAPTER 4

                                     MERGERS
                                       AND
                                    CORPORATE
                                  RESTRUCTURING

                             CHANGING CORPORATE NAME
                             -----------------------

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

VOTE RECOMMENDATION

                                      Vote FOR changing the corporate name.

The following factors should be considered:

     1.   A name of a corporation symbolizes its substance.

     2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

     3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

                                 REINCORPORATION
                                 ---------------

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.


VOTE RECOMMENDATION

                                     Vote on a CASE-BY-CASE basis, carefully
                                     reviewing the new state's laws and any
                                     significant changes the company makes in its charter and by-laws.

The following factors should be considered:

     1. The board is in the best position to determine the company's need to incorporate.

     2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

     3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

                                    CHAPTER 5

                                      PROXY
                                     CONTEST
                                    DEFENSES

                 BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
                 -----------------------------------------------

A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

VOTE RECOMMENDATIONS

                                  Vote AGAINST proposals to classify the
                                  board. Vote FOR proposals to repeal
                                  classified boards and to elect all directors annually.

The following factors should be considered:

     1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

                                CUMULATIVE VOTING
                                -----------------

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

VOTE RECOMMENDATION

                                   Vote AGAINST proposals that permit
                                   cumulative voting.


The following factors should be considered:

     1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

     2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

     3.   Cumulative voting can allow a minority to have representation.

     4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

                  SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING
                  ---------------------------------------------

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

VOTE RECOMMENDATION

                                    Vote AGAINST proposals to restrict or
                                    prohibit shareholder ability to call
                                    special meetings.

                                    Vote FOR proposals that remove
                                    restrictions on the right of shareholders to act independently of management.

                SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD
                ------------------------------------------------

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

VOTE RECOMMENDATIONS

                                   Vote FOR proposal which seek to fix the
                                   size of the board.

                                   Vote AGAINST proposals which give
                                   management the ability to alter the size of the board without shareholder approval.

                                    CHAPTER 6

                                  MISCELLANEOUS
                                    CORPORATE
                                   GOVERNANCE
                                   PROVISIONS

                               CONFIDENTIAL VOTING
                               -------------------

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

VOTE RECOMMENDATIONS

                                   Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

                                   Vote FOR management proposals to adopt
                                   confidential voting.

The following factors should be considered:

     1. Some shareholders elect to have the board not know how they voted on certain issues.

     2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

     3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

                         SHAREHOLDER ADVISORY COMMITTEES
                         -------------------------------

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

VOTE RECOMMENDATION

                                        Vote AGAINST proposals to establish a
                                        shareholder advisory committee.

The following factors should be considered:

     1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

     2. Adding another layer to the current corporate governance system would be expensive and unproductive.

                            FOREIGN CORPORATE MATTERS
                            -------------------------

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

VOTE RECOMMENDATION

                                      Vote FOR proposals that concern foreign
                                      companies incorporated outside of the
                                      United States.

The following factors should be considered:

     1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

     2. The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

                             GOVERNMENT SERVICE LIST
                             -----------------------

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.


Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

VOTE RECOMMENDATION

                                     Vote AGAINST these proposals which
                                     request a list of employees having been
                                     employed by the government.

The following factors should be considered:

     1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

     2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

     3. Additional disclosure would be an unreasonable invasion of such individual's privacy.

                                    CHAPTER 7

                                     SOCIAL
                                       AND
                                  ENVIRONMENTAL
                                     ISSUES

                         ENERGY AND ENVIRONMENTAL ISSUES
                         -------------------------------
                               (CERES PRINCIPLES)
                               ------------------

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

VOTE RECOMMENDATION

                                   Vote AGAINST proposals requesting that
                                   companies sign the CERES Principles.

The following factors should be considered:

     1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

                                NORTHERN IRELAND
                                ----------------
                              (MACBRIDE PRINCIPLES)
                              ---------------------

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

VOTE RECOMMENDATION

                                      REFRAIN from voting on proposals that
                                      request companies to adopt the MacBride
                                      Principles.

The following factors should be considered:

1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2. We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                            MAQUILADORA STANDARDS AND
                            -------------------------
                      INTERNATIONAL OPERATIONS AND POLICIES
                      -------------------------------------

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

VOTE RECOMMENDATION

                                   ABSTAIN from providing a Vote
                                   Recommendation on proposals regarding the
                                   Maquiladora Standards and international
                                   operating policies.

The following factors should be considered:

     1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                          EQUAL EMPLOYMENT OPPORTUNITY
                          ----------------------------
                               AND DISCRIMINATION
                               ------------------

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

VOTE RECOMMENDATION

                                      REFRAIN from voting on any proposals
                                      regarding equal employment opportunities and discrimination.

The following factors should be considered:

     1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

                                  ANIMAL RIGHTS
                                  -------------

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

VOTE RECOMMENDATION

                                   REFRAIN from making Vote
                                   Recommendations on proposals regarding
                                   animal rights.

The following factors should be considered:

     1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

     2. We also feel that this issue is already subject to significant state and federal regulation.

                                    CHAPTER 8

                                     CAPITAL
                                    STRUCTURE

                           COMMON STOCK AUTHORIZATION
                           --------------------------

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

VOTE RECOMMENDATION

                                   Vote CASE-BY-CASE on proposals to
                                   increase the number of shares of common
                                   stock authorized for issue.

                                   Vote AGAINST proposed common share
                                   authorization that increase existing
                                   authorization by more then 100 percent
                                   unless a clear need for the excess shares is presented by the company.

The following factors should be considered:

     1. Is this company going to make frequent business acquisitions over a period of time?

     2.   Is the company expanding its operations?

     3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

                           BLANK CHECK PREFERRED STOCK
                           ---------------------------

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

VOTE RECOMMENDATION

                                   Vote AGAINST proposals authorizing the
                                   creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.

The following factors should be considered:

     1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

                                PREEMPTIVE RIGHTS
                                -----------------

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

VOTE RECOMMENDATION

                                        Vote AGAINST proposals seeking
                                        preemptive rights.

The following factors should be considered:

     1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

     2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

                    STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
                    -----------------------------------------

                                  STOCK SPLITS
                                  ------------

The corporation requests authorization for a stock split.

VOTE RECOMMENDATION

                                   Vote FOR management proposal to
                                   authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

                              REVERSE STOCK SPLITS
                              --------------------

VOTE RECOMMENDATION

                                   Vote FOR management proposal to
                                   authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

                    ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
                    ----------------------------------------

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

VOTE RECOMMENDATION

                                   Vote FOR management proposals to reduce
                                   the par value of common stock.

The following factors should be considered:

     1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

     2. A corporation may be unable to raise capital if the par value is overstated.

                               DEBT RESTRUCTURINGS
                               -------------------

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VOTE RECOMMENDATION

                                   It is our policy to vote CASE-BY-CASE on debt restructuring.

The following factors should be considered:

     1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

     2. Change in Control - Will the transaction result in a change of control of the company?

     3. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

                                    CHAPTER 9

                                    EXECUTIVE
                                       AND
                                    DIRECTOR
                                  COMPENSATION

                              DIRECTOR COMPENSATION
                              ---------------------

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

VOTE RECOMMENDATION

                                        Vote on a CASE-BY-CASE basis for
                                        director compensation.

The following factors should be considered:

     1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

            SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY
            --------------------------------------------------------

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

VOTE RECOMMENDATION

                                          Vote on a CASE-BY-CASE basis.

The following factors should be considered:

     1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

                     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
                     --------------------------------------

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

VOTE RECOMMENDATION

                                   Vote FOR proposals to adopt share-based
                                   compensation plans when the following
                                   items are involved:

     1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

     2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

     3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.


                                   Vote AGAINST proposals adopting share based compensation plans when the following items are involved:

     1.   Re-load options (new options issued for any exercised).

     2. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

                                OPTIONS EXPENSING
                                -----------------

  Shareholder proposal to expense options.

VOTE RECOMMENDATION


                                    It is our policy to vote FOR proposals to expense options.

                                GOLDEN PARACHUTES
                                -----------------

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

VOTE RECOMMENDATION

                                   Vote FOR proposals which seek to limit
                                   additional compensation payments.

                                   Vote FOR shareholder proposals to have
                                   golden parachutes submitted for shareholder ratification.

The following factors should be considered:

     1. The stability of management may be affected by an attempted acquisition of the corporation.

     2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

                        PROPOSAL TO BAN GOLDEN PARACHUTES
                        ---------------------------------

Based on the foregoing information:

VOTE RECOMMENDATION

                                   We are FOR this proposal, which
                                   essentially bans golden parachutes, because we feel management's compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

                   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION
                   ------------------------------------------

We believe that directors should only be compensated while serving the company.

VOTE RECOMMENDATIONS

                                     Vote AGAINST proposals establishing
                                     outside directors' retirement compensation.

                                     Vote FOR proposals that revoke outside
                                     directors' retirement compensation.

                                   CHAPTER 10

                                      STATE
                                       OF
                                  INCORPORATION

                       CONTROL SHARE ACQUISITION STATUTES
                       ----------------------------------

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

VOTE RECOMMENDATION

                                        Vote AGAINST proposals which request
                                        the board to seek shareholder approval
                                        before committing to an acquisition.

The following factors should be considered:

     1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

     2.   Conforming to these requirements can be expensive.

     3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

     4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

                       OPT-OUT OF STATE TAKEOVER STATUTES
                       ----------------------------------

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

VOTE RECOMMENDATION

                                     Vote on a CASE-BY-CASE basis for these
                                     proposals.

The following factors should be considered:

     1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

     2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

     3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

     4. Shareholders should have the final say on whether the company should be merged or acquired.

          CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS
          ------------------------------------------------------------

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a CASE BY CASE basis.

                                   CHAPTER 11

                                    CONFLICTS
                                       OF
                                    INTEREST

                                    CONFLICTS
                                    ---------

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:

     1. Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser or an investment banking relationship with Fahnestock & Co. Inc.

     2. A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

     3. An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.

If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

     1. Routine proxy proposals are presumed not to involve a material conflict of interest.

     2. Non-routine proxy proposals. Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

CONFLICTS CONT'D
----------------

     3. The Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser's conflict vis-a-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:

          a)   Obtain instructions from the client on how to vote.

          b) Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

          c) Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

                                   CHAPTER 12

                              GOVERNANCE COMMITTEE
                                       AND
                                 PROXY MANAGERS

                              GOVERNANCE COMMITTEE
                              --------------------

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Bryan McKigney, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

                                 PROXY MANAGERS
                                 --------------

The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

                                   CHAPTER 13

                           SPECIAL ISSUES WITH VOTING
                                 FOREIGN PROXIES

                   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
                   ------------------------------------------

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:


     1. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

     2. In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Advantage may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser's judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.

     3. Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

     4. In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

                                   CHAPTER 14

                                 RECORD KEEPING

                                 RECORD KEEPING
                                 --------------

Advantage will maintain the following records:

     1.   Copies of these policies

     2. A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

     3. A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

     4. A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

     5. A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                REGISTRANT PURCHASES OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------------------
                          (A) TOTAL
                          NUMBER OF                    (C) TOTAL NUMBER OF SHARES (OR   (D) MAXIMUM NUMBER (OR APPROXIMATE
                          SHARES (OR     (B) AVERAGE     UNITS) PURCHASED AS PART OF    DOLLAR VALUE) OF SHARES (OR UNITS)
                            UNITS)     PRICE PAID PER    PUBLICLY ANNOUNCED PLANS OR    THAT MAY YET BE PURCHASED UNDER THE
        PERIOD            PURCHASED    SHARE (OR UNIT)            PROGRAMS                       PLANS OR PROGRAMS
------------------------------------------------------------------------------------------------------------------------------
5/1/04 to 5/31/04            None           None                    None                               None
------------------------------------------------------------------------------------------------------------------------------
6/1/04 to 6/30/04            None           None                    None                               None
------------------------------------------------------------------------------------------------------------------------------
7/1/04 to 7/31/04        388,556.0051      $9.8490            388,556.0051 (1)                         None
------------------------------------------------------------------------------------------------------------------------------
8/1/04 to 8/31/04            None           None                    None                               None
------------------------------------------------------------------------------------------------------------------------------
9/1/04 to 9/30/04            None           None                    None                               None
------------------------------------------------------------------------------------------------------------------------------
10/1/04 to 10/31/04      369,128.4261     $10.6526            369,128.4261 (2)                         None
------------------------------------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------------------------------------

(1) These shares were repurchased in connection with the Fund's regular, quarterly repurchase offer announced on June 25, 2004 that expired on July 16, 2004. In connection with this repurchase offer, the Fund offered to repurchase up to 388,556.0051 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund's net asset value as of July 23, 2004.


(2) These shares were repurchased in connection with the Fund's regular, quarterly repurchase offer announced on September 24, 2004 that expired on October 15, 2004. In connection with this repurchase offer, the Fund offered to repurchase up to 369,128.4261 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund's net asset value as of October 22, 2004.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) Code of Ethics that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to  Rule 30a-2(a) under the  1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        The Asia Tigers Fund, Inc.
            ------------------------------------------------------------------

By (Signature and Title)   /s/ Bryan McKigney
                        ------------------------------------------------------
                           Bryan McKigney, Director, President and Chairman
                           (principal executive officer)

Date                       December 22, 2004
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /s/ Bryan McKigney
                        ------------------------------------------------------
                           Bryan McKigney, Director, President and Chairman
                           (principal executive officer)

Date                       December 22, 2004
    --------------------------------------------------------------------------


By (Signature and Title)   /s/ Alan Kaye
                        ------------------------------------------------------
                           Alan Kaye, Treasurer
                           (principal financial officer)

Date                       December 22, 2004
    --------------------------------------------------------------------------